THE GABELLI ABC FUND

                              MERGER AND ARBITRAGE

                                 "THE DEAL FUND"

                                  ANNUAL REPORT
                                DECEMBER 31, 2002

                           [GRAPHIC OF STARS OMITTED]

                           [GRAPHIC OF BOOK OMITTED]
                                DEALS...DEALS...
                                    AND MORE
                                     DEALS

             MORNINGSTAR RATED(TM) GABELLI ABC FUND 5 STARS OVERALL
              AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 12/31/02
             AMONG 721 AND 549 DOMESTIC HYBRID FUNDS, RESPECTIVELY.

                 "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY.
              TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."

                                - Warren Buffett



                       THE GABELLI ABC FUND WAS RATED "A"
                          BY BUSINESS WEEK FOR SUPERIOR
                       RISK-ADJUSTED TOTAL RETURN IN THEIR
                         2002 MUTUAL FUND SCOREBOARD.(A)

TO OUR SHAREHOLDERS,

      The Gabelli ABC Fund (the "Fund") was created for conservative investors desiring to participate in the equity markets without assuming the full risk of portfolios fully invested in equities. Our objective is to achieve positive returns in the various market environments. Our approach to this mandate has been to build a diversified portfolio consisting of undervalued stocks, stable risk arbitrage positions, and risk-free short-term U.S. Treasury securities. Throughout the Fund's history, this portfolio mix has produced respectable returns in up markets and preserved capital during down markets. We achieved this objective in 2002, with the Fund posting a 0.87% gain for the year in a truly dismal equities market.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (C)2002 Morningstar, Inc. All Rights Reserved. (a) Business Week's annual Mutual Fund Scoreboard rated equity mutual funds based on five year risk-adjusted returns. For 2002, 172 funds earned A's among 3,458 equity funds with a five year history, the minimum history required for a rating.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                    Quarter
                                               ------------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                               -----------------------------------------------------------
  2002:   Net Asset Value .....................    $9.69      $9.72        $9.71        $9.64        $9.64
          Total Return ........................     0.4%       0.3%        (0.1)%        0.3%         0.9%
-----------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................    $9.52      $9.70        $9.78        $9.65        $9.65
          Total Return ........................     0.7%       1.9%         0.8%         1.0%         4.6%
-----------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................    $9.67      $9.89       $10.17        $9.45        $9.45
          Total Return ........................     2.4%       2.3%         2.8%         2.9%        10.9%
-----------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................    $9.65     $10.20       $10.21        $9.44        $9.44
          Total Return ........................     0.6%       5.7%         0.1%         2.4%         9.0%
-----------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $10.64     $10.68       $10.16        $9.59        $9.59
          Total Return ........................     4.0%       0.4%        (4.9)%       11.9%        11.1%
-----------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................    $9.98     $10.45       $10.74       $10.23       $10.23
          Total Return ........................     1.4%       4.7%         2.8%         3.3%        12.8%
-----------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $10.10     $10.16        $9.77        $9.84        $9.84
          Total Return ........................     4.1%       0.6%         0.8%         2.2%         7.8%
-----------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................    $9.94     $10.14       $10.41        $9.71        $9.71
          Total Return ........................     3.9%       2.0%         2.7%         2.2%        11.2%
-----------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....................   $10.12     $10.11       $10.42        $9.57        $9.57
          Total Return ........................     0.9%      (0.1)%        3.1%         0.6%         4.5%
-----------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .....................      --      $10.10       $10.63       $10.03       $10.03
          Total Return ........................      --        1.0%(b)      5.2%         2.6%         9.1%(b)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                           AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002(A)
                           ---------------------------------------------------
                                                                                                     SINCE
                                               QUARTER      1 YEAR       3 YEAR        5 YEAR    INCEPTION(B)
                                               -------      ------       ------        ------    -----------
 Gabelli ABC Fund .........................     0.25%        0.87%         5.35%        7.21%       8.43%

 S&P 500 Index ............................     8.43%      (22.09)%      (14.54)%      (0.58)%      9.51%
 Lipper U.S. Treasury
    Money Market Average ..................     0.21%        1.03%         3.26%        3.76%       4.07%
-----------------------------------------------------------------------------------------------------------


(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and capital gains distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b)  From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ABC FUND,
      THE LIPPER U.S. TREASURY MONEY MARKET AVERAGE AND THE S&P 500 INDEX

                                 [GRAPH OMITTED]
                                PLOT POINTS FOLLOW:

           Gabelli ABC Fund   Lipper U.S. Treasury Money    S&P 500 Index
                                   Market Average
5/14/93              10,000            10,000                   10,000
Dec-93               10,910            10,163                   10,659
Dec-94               11,401            10,530                   10,798
Dec-95               12,278            11,091                   14,858
Dec-96               13,667            11,618                   18,275
Dec-97               15,410            12,139                   24,370
Dec-98               17,127            12,706                   31,374
Dec-99               18,668            13,247                   37,972
Dec-00               20,693            13,981                   34,517
Dec-01               21,637            14,451                   30,413
Dec-02               21,825            14,600                   23,695


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND OPERATIONS

      Effective May 1, 2001, because of a dearth of deal activity (which we will discuss in more detail), we raised the minimum initial investment from $1,000 to $25,000. Furthermore, we lowered our fees on April 1, 2002 by 50 basis points because we were sitting on an above-average amount of cash.

      In order to remain loyal to our mandate, our Fund closed to all new investors as of October 1, 2002. The Fund will continue to accept investments from existing shareholders. We will also accept initial investments from shareholders who had invested in other "Gabelli" funds prior to October 1, 2002.

COMMENTARY

      As we have discussed, our portfolio focuses on investing in announced mergers and acquisitions. The Fund buys stocks of companies that are in the process of being acquired. We buy them below the deal value and profit at the merger close when we are paid the actual deal price. We have not migrated to distressed debt investing solely to generate returns -- this served us well, particularly in 2002. Below we discuss the current merger environment and prospects for deal activity going forward.

BACKGROUND OF RESULTS

      The merger and acquisitions market ended 2002 on a very strong note following a weak start. Financial reverberations from accounting scandals, the weak economy, poor earnings and global uncertainty suppressed deal appetites. Mergers and acquisitions worldwide totaled $1.2 trillion in 2002, down about 30% from 2001's $1.7 trillion. The total value of U.S. deals in 2002 fell 41% to $448 billion, its lowest level since 1994.

HSBC BUYS HOUSEHOLD - THE DEAL GONG IS RUNG

      In the largest deal since the Pfizer/Pharmacia agreement in July, HSBC announced in November that it will acquire Household International for $14.2 billion in stock. Household is the second-largest consumer finance company in the United States. We equate the implications of this offer to General Electric's hostile bid for Kemper Insurance in 1994. As we wrote in our arbitrage book "Deals, Deals...and More Deals", with the GE bid for Kemper "the last vestige of negative visibility of doing deals had been shed. If Jack Welch was doing deals, then mergers and acquisitions had to be an acceptable means of growth." In a similar manner, if global banking giant HSBC is willing to acquire a seemingly out of favor U.S.-based sub-prime lender in a weak economy, the urge to do deals has clearly returned. Fear of being labeled a serial acquirer -- a la Enron, Tyco, and WorldCom -- restrained corporate acquirers in 2002. That fear is beginning to ease. The restoration of confidence in corporate America will result in a much more vibrant deal environment for the year to come.

DECEMBER MERGER FEVER

      M&A action continued strong in December with the announcement of several major global deals:

o Credit Agricole SA and Credit Lyonnais agreed to a 19.5 billion euro merger creating a leader in the French and European banking market. The merger would create the euro zone's third-largest bank behind BNP Paribas and ING NV of The Netherlands. The deal will put pressure on other European banks to consolidate.

o Panamerican Beverages agreed to be acquired by Coca-Cola Femsa for $3.6 billion in cash and assumed debt, or $22 per share. Coca-Cola Femsa, which is 30% owned by Coca-Cola, is extending a strategy in Latin America that Coke has used for years in the U.S., by consolidating bottlers and unifying distribution systems.

o Finland-based Instrumentarium Oyj agreed to be acquired by General Electric for 2 billion euros in cash, or 40 euros per share. The merger will add anesthesia and heart monitoring equipment to its GE Medical Systems unit.

      The most active sector for the month of December was computer software. The long-awaited consolidation of the software industry, predicted since the dotcom bubble burst more than two years ago, has finally begun as a steady flow of software deals were announced during the month:

o IBM agreed to buy Rational Software for about $2.1 billion in cash, or $10.50 per share, gaining tools that developers use to create computer programs. IBM scooped up Rational before rivals such as Microsoft could make a deal.

o Veritas Software agreed to pay $600 million for two companies whose programs help computers and applications perform more efficiently, to expand beyond products that protect data. Veritas will pay $535 million, or $16.50 per share in cash for Precise Software, whose software spots potential system failures. It will also pay $65 million for Jareva
     Technologies,   which  makes  programs  that  automate   management  server
     computers.

o Yahoo! Inc., trying to generate more revenue and fend off competition to its Internet search service, agreed to pay $235 million for Inktomi.

      There has long been compelling logic for the sector to consolidate and we expect the software and computer services sectors to continue to be fertile hunting ground in 2003.

PRIVATE EQUITY

      Private equity firms remain a critical part of deal flow. With stocks driven down so low, private equity firms are increasingly interested in taking public firms private. During the month:

o AmeriPath Inc., which offers cancer and gene-testing services, agreed to be purchased by buyout firm Welsh, Carson, Anderson & Stowe for about $840 million, or $21.25 per share, in cash and assumed debt.

o CoorsTek Inc., which makes components used to build computer chips, will be sold to a group led by the company's Chief Executive Officer for $358 million in cash. The investment group, which consists of members of the Adolph Coors family, will pay $26 per share for the 73% of the company they don't already own. The price is $5 higher than an offer the CoorsTek board rejected last month.

o Dole Foods Co., accepted a sweetened offer from its CEO David Murdock in a transaction that values the company at $2.5 billion. Murdock is paying $33.50 per share in cash, up from his previous offer of $29.50, for the 76% stake that he doesn't already own.

OVERBIDS AND GOING HOSTILE

      December also witnessed a pickup in hostile and overbid deal activity:

o Simon Property Group bettered its hostile bid for rival Taubman Centers from $17.50 to $18.00 per share in cash.

o The battle for Canadian coal giant Fording Inc. heated up, with the Sherritt consortium raising its hostile offer to $35.00 (Canadian) per share in cash and stock.

o IT services firm Cognicase agreed to an increased offer from Canadian competitor CGI Group at $4.50 (Canadian) per share.

o As we mentioned, Credit Agricole pre-empted its French counterpart BNP Paribas with a 56 euro per share agreement to buy Credit Lyonnais.

      In  this  increasingly   competitive   environment,   "hostile"  bids  and
"overbids" will continue as companies take any means necessary to fulfill their strategic objectives.

CASH IS KING

      Many of the recent transactions have been done with cash. It makes sense; most companies no longer have acquisition currency in the form of inflated stock prices, but many do have cash. Furthermore, borrowing costs are down significantly as interest rates are at historic lows. Companies with strong balance sheets will be very opportunistic. We are seeing a return of big "blue chip" buyers on the deal front. As we mentioned, IBM, GE, and Coca-Cola have each announced large transactions in the past month. All three of the deals involved cash consideration for the target.

INVESTMENT SCORECARD

      During the quarter, and throughout most of the year, the Fund carried a larger than normal cash position due to ongoing stock market volatility and the lack of risk arbitrage opportunities. Although historically low short-term Treasury yields minimized returns from our large cash position, sitting on the sidelines in this highly volatile market was the appropriate strategy. If we see evidence the market has stabilized and gain confidence it will trend higher, we will put more money to work in value-oriented equities. Our top equity performer this quarter was Gucci Group. Our worst performers were Aviall and Lillian Vernon.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AUTOSTRADE SPA (AUT.M - $9.95 - MILAN STOCK EXCHANGE), the manager of Italy's toll highways, received an offer from a Benetton family-led group, Schema28, to buy the 70% of the company's shares that it does not already own at 9.50 euros per share. We felt this offer undervalued the company. On February 11th, the offer was raised to 10 euros per share. If Schema28 reaches its ownership threshold of 67%, the tender should close in February. Mediobanca and Unicredito are providing the financing for the transaction.

DIANON SYSTEMS INC. (DIAN - $47.71 - NASDAQ) agreed to be acquired by Laboratory Corp. of America (LH - $23.24 - NYSE), the second-biggest U.S. medical laboratory company, for $600 million in cash to boost its share of the cancer diagnostics market. Investors in DIAN, which makes tests for chronic and genetic diseases and all types of cancer, got $47.50 per share in cash. LH gained DAIN's main testing laboratory and four regional sites, which together process more than 8,000 samples a day. The transaction was completed on January 21, 2003.

GUCCI GROUP NV (GUC - $91.60 - NYSE), Pinault-Printemps-Redoute (FP - $73.56 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (MC.P - $41.08 -
Paris Stock Exchange) signed a three-step agreement under which PP will take control of Gucci. In the first step, PP has raised its stake in Gucci by buying
8.6 million shares from LVMH. Gucci has also already paid holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put"
(sell) their shares to PP at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 7% annualized.

ITALGAS SPA (IG.M - $13.60 - MILAN STOCK EXCHANGE) received an offer from its parent company Eni SpA (ENI.M - $15.90 - Milan Stock Exchange) for the 56% of IG that ENI does not already own. ENI paid

13 euros per share in cash to IG holders, valuing the company at 4.5 billion euros. Italgas is the largest distributor of gas to retail customers in Italy and it has over 6 million customers. The transaction was completed on January 27, 2003.

OSMONICS INC. (OSM - $16.94 - NYSE) signed a definitive agreement to be acquired by General Electric (GE - $24.35 - NYSE) for about $270 million to build its water-treatment businesses. OSM shareholders will get $17 in cash or stock for each share held. GE will pay a maximum of 55% of the total transaction in cash. Shareholders who elect to receive GE stock will not receive prorated entitlements. OSM makes water purification, filtration and separation equipment, and will become part of GE Water, run by GE's Power System business. The transaction is expected to be completed during the first quarter of 2003.

RATIONAL SOFTWARE CORP. (RATL - $10.39 - NASDAQ) agreed to be acquired by IBM Corp. (IBM - $77.50 - NYSE) for $10.50 per share in cash, gaining tools that developers use to create computer programs. IBM secured Rational before other competitors could make their own offers.

MINIMUM INITIAL INVESTMENT - $25,000

      The Fund's minimum initial investment for qualifying investors (those who have established an account in any Gabelli Fund prior to October 1, 2002) is $25,000. The higher minimum promotes a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans are lower. There are no subsequent investment minimums.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                           FEBRUARY                         MARCH                 APRIL
                           --------                         ------                -------
      1st Tuesday          Howard Ward                      Howard Ward           Howard Ward
      1st Wednesday        Walter Walsh & Laura Linehan     Caesar Bryan          Charles Minter & Martin Weiner
      2nd Wednesday        Caesar Bryan                     Susan Byrne           Susan Byrne
      3rd Wednesday        Elizabeth Lilly                  Henry Van der Eb      Ivan Arteaga
      4th Wednesday        Barbara Marcin                   Barbara Marcin        Walter Walsh & Laura Linehan
      5th Wednesday                                                               Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We are encouraged that corporate executives are beginning to regain their footing, buyers and sellers are readjusting their pricing expectations, and companies once again are broaching combinations to grow and gain market share. The multinational quest for strategic assets, technical know-how, patents, brand names, licenses and distribution networks is unrelenting despite the current macroeconomic conditions. Intense global competition requires more, not fewer, global linkages. We are optimistic that between healthy deal flow and the attractive returns currently available on existing transactions, we will show a strong return for 2003.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                             Sincerely,
                                             /S/MARIO J. GABELLI

                                             MARIO J. GABELLI, CFA
                                             Portfolio Manager and
                                             Chief Investment Officer
January 28, 2003



                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

Autostrade SpA                         Italgas SpA
BayCorp Holdings Ltd.                  McGrath RentCorp
CoorsTek Inc.                          Osmonics Inc.
Dianon Systems Inc.                    Rational Software Corp.
Gucci Group NV                         Triangle Pharmaceuticals Inc.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                           COST              VALUE
    -------                                          ----             -------
              COMMON STOCKS -- 12.5%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
      5,000   Federal-Mogul Corp.+ ............  $     14,938      $      1,100
                                                 ------------      ------------
              AVIATION: PARTS AND SERVICES -- 0.1%
     12,000   Aviall Inc.+ ....................       147,918            96,600
     16,000   Fairchild Corp., Cl. A+ .........       139,701            79,360
     18,000   Kaman Corp., Cl. A ..............       322,619           198,000
                                                 ------------      ------------
                                                      610,238           373,960
                                                 ------------      ------------
              BROADCASTING -- 0.1%
      4,000   Liberty Corp. ...................       175,808           155,200
        800   Salem Communications Corp.,
                Cl. A+ ........................         6,232            19,976
                                                 ------------      ------------
                                                      182,040           175,176
                                                 ------------      ------------
              BUSINESS SERVICES -- 0.4%
     44,000   McGrath Rentcorp ................     1,650,440         1,022,560
      2,580   ProcureNet Inc.+ (a) ............             0               387
                                                 ------------      ------------
                                                    1,650,440         1,022,947
                                                 ------------      ------------
              COMPUTER SOFTWARE AND SERVICES -- 2.8%
     39,000   BNS Co., Cl. A+ .................       400,428            97,890
    700,000   Rational Software Corp.+ ........     7,236,470         7,273,000
                                                 ------------      ------------
                                                    7,636,898         7,370,890
                                                 ------------      ------------
              CONSUMER PRODUCTS -- 0.0%
     11,000   Packaging Dynamics Corp.+ .......        82,500            72,600
     42,530   Syratech Corp.+ .................       463,308            10,845
                                                 ------------      ------------
                                                      545,808            83,445
                                                 ------------      ------------
              DIVERSIFIED INDUSTRIAL -- 1.5%
      6,000   Ampco-Pittsburgh Corp. ..........        69,607            72,960
    200,000   Autostrade SpA ..................     1,903,128         1,989,570
     66,500   CoorsTek Inc.+ ..................     1,699,740         1,699,075
     50,000   GenTek Inc.+ ....................        18,000               750
     30,620   Harbor Global Co. Ltd. ..........       155,606           208,216
      4,000   Katy Industries Inc.+ ...........        41,365            13,760
                                                 ------------      ------------
                                                    3,887,446         3,984,331
                                                 ------------      ------------
              ENERGY AND UTILITIES: ELECTRIC -- 0.8%
    100,000   BayCorp Holdings Ltd.+ ..........     1,472,000         1,474,000
     10,000   DQE Inc. ........................       135,000           152,400
     35,000   Northeast Utilities .............       695,575           530,950
                                                 ------------      ------------
                                                    2,302,575         2,157,350
                                                 ------------      ------------
              ENERGY AND UTILITIES: INTEGRATED -- 0.0%
     25,000   Progress Energy Inc., CVO+ ......        13,000             4,000
                                                 ------------      ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 2.2%
      2,000   AGL Resources Inc. ..............        35,600            48,600
    410,000   Italgas SpA .....................     5,220,084         5,575,831
      1,500   Southwest Gas Corp. .............        26,231            35,175
                                                 ------------      ------------
                                                    5,281,915         5,659,606
                                                 ------------      ------------
                                                                      MARKET
    SHARES                                           COST              VALUE
    -------                                          ----             -------
              ENERGY AND UTILITIES: WATER -- 0.3%
     20,000   NiSource Inc.+ ..................  $     40,000      $     44,400
      8,300   SJW Corp. .......................       861,001           647,815
                                                 ------------      ------------
                                                      901,001           692,215
                                                 ------------      ------------
              ENTERTAINMENT -- 0.0%
     25,000   GC Companies Inc.+ ..............         3,750             4,500
                                                 ------------      ------------
              EQUIPMENT AND SUPPLIES -- 0.8%
      1,500   GrafTech International Ltd.+ ....        24,615             8,940
      9,674   Juno Lighting Inc.+ .............       144,859            93,548
    110,000   Osmonics Inc.+ ..................     1,852,200         1,863,400
                                                 ------------      ------------
                                                    2,021,674         1,965,888
                                                 ------------      ------------
              FINANCIAL SERVICES -- 0.3%
     37,500   Argonaut Group Inc. .............     1,113,661           553,125
      1,000   Granite State Bankshares Inc. ...        44,450            43,690
      2,000   Household International Inc. ....        55,578            55,620
      1,500   Leucadia National Corp. .........        46,731            55,965
                                                 ------------      ------------
                                                    1,260,420           708,400
                                                 ------------      ------------
              FOOD AND BEVERAGE -- 0.4%
     20,000   Denny's Corp.+ ..................        49,969            12,800
        500   Genesee Corp., Cl. A ............         3,500             4,275
     11,000   Genesee Corp., Cl. B ............        40,970            94,490
     40,000   Panamerican Beverages Inc.,
                Cl. A .........................       828,046           831,200
                                                 ------------      ------------
                                                      922,485           942,765
                                                 ------------      ------------
              HEALTH CARE -- 1.7%
     20,000   AmeriPath Inc.+ .................       424,500           430,000
     57,000   Dianon Systems Inc.+ ............     2,714,916         2,719,470
    230,000   Triangle Pharmaceuticals Inc.+ ..     1,351,200         1,366,200
                                                 ------------      ------------
                                                    4,490,616         4,515,670
                                                 ------------      ------------
              HOME FURNISHINGS -- 0.1%
    320,000   Carlyle Industries Inc.+ ........       150,016           156,800
                                                 ------------      ------------
              METALS AND MINING -- 0.0%
     10,000   Royal Oak Mines Inc.+ ...........        11,858                70
                                                 ------------      ------------
              REAL ESTATE -- 0.1%
     20,000   Griffin Land & Nurseries Inc.+ ..       322,382           289,800
      3,169   HomeFed Corp.+ ..................           567             4,595
      3,000   ProLogis ........................        67,950            75,450
                                                 ------------      ------------
                                                      390,899           369,845
                                                 ------------      ------------
              RETAIL -- 0.9%
     25,000   Gucci Group NV, ADR .............     2,145,859         2,290,000
      4,000   Lillian Vernon Corp. ............        63,935            16,400
                                                 ------------      ------------
                                                    2,209,794         2,306,400
                                                 ------------      ------------
              SATELLITE -- 0.0%
     13,000   Liberty Satellite &
                Technology Inc., Cl. A+ .......       146,900            34,450
                                                 ------------      ------------
                See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (Continued) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                           COST              VALUE
    -------                                          ----             -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 0.0%
      5,141   ATX Communications Inc.+ ........  $     16,000      $      2,005
      3,000   Telegroup Inc.+ .................            32                 0
     10,000   USN Communications
                Inc.+(a) ......................           150                10
                                                 ------------      ------------
                                                       16,182             2,015
                                                 ------------      ------------
              TRANSPORTATION -- 0.0%
      2,000   GATX Corp. ......................        37,274            45,640
                                                 ------------      -------------
              WIRELESS COMMUNICATIONS -- 0.0%
        500   American Tower Corp., Cl. A+ ....         7,707             1,765
     14,000   Metricom Inc.+ ..................         1,680                15
     50,000   Winstar Communications Inc.+ ....         2,125                55
                                                 ------------      ------------
                                                       11,512             1,835
                                                 ------------      ------------
              TOTAL COMMON STOCKS .............    34,699,679        32,579,298
                                                 ------------      ------------
              PREFERRED STOCKS -- 1.2%
              AUTOMOTIVE -- 0.0%
      4,000   General Motors Corp.,
                4.500% Cv. Pfd., Ser. A .......       100,000            97,720
                                                 ------------      ------------
              BROADCASTING -- 0.2%
      1,063   Granite Broadcasting Corp.,
                12.750% Pfd. ..................       439,685           584,650
                                                 ------------      ------------
              COMMUNICATIONS EQUIPMENT -- 0.0%
              RSL Communications Ltd.,
      1,000     7.500% Cv. Pfd.+(c)(d) ........            93                10
      2,000     7.500% Cv. Pfd., Ser. A+(d) ...           185                20
                                                 ------------      ------------
                                                          278                30
                                                 ------------      ------------
              DIVERSIFIED INDUSTRIAL -- 0.0%
              WHX Corp.,
     13,000     6.500% Cv. Pfd., Ser. A+ ......       393,818            48,100
     10,000     $3.75 Cv. Pfd., Ser. B+ .......       187,760            38,200
                                                 ------------      ------------
                                                      581,578            86,300
                                                 ------------      ------------
              HOME FURNISHINGS -- 0.0%
      8,000   O'Sullivan Industries
                Holdings Inc.,
                12.000% Pfd.+ .................         4,750             6,400
                                                 ------------      ------------
              SPECIALTY CHEMICALS -- 0.9%
    102,000   Hercules Trust I,
                9.420% Pfd. ...................     2,408,243         2,198,100
                                                 ------------      ------------
              TELECOMMUNICATIONS -- 0.1%
      3,000   Citizens Communications Co.,
                5.000% Cv. Pfd. ...............       147,020           142,500
                                                 ------------      ------------
              TOTAL PREFERRED STOCKS ..........     3,681,554         3,115,700
                                                 ------------      ------------
                                                                      MARKET
    SHARES                                           COST              VALUE
    -------                                          ----             -------
              CORPORATE BONDS -- 0.8%
              CABLE -- 0.0%
 $  300,000   Charter Communications Inc., Cv.,
                4.750%, 06/01/06 ..............  $    169,679      $     55,125
                                                 ------------      ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
    100,000   Exodus Communications Inc.,
                Sub. Deb. Cv.,
                5.250%, 02/15/08+ (d) .........         2,250               375
                                                 ------------      ------------
              CONSUMER PRODUCTS -- 0.0%
    200,000   Revlon Consumer Products,
                Sub. Deb.,
                8.625%, 02/01/08 ..............       104,217            97,000
                                                 ------------      ------------
              ELECTRONICS -- 0.1%
    400,000   Oak Industries Inc.,
                Sub. Deb. Cv.,
                4.875%, 03/01/08 ..............       311,587           243,000
                                                 ------------      ------------
              ENERGY AND UTILITIES -- 0.0%
    300,000   Mirant Corp., Sub. Deb. Cv.,
                2.500%, 06/15/21 ..............       225,431           112,875
                                                 ------------      ------------
              EQUIPMENT AND SUPPLIES -- 0.2%
    400,000   Robbins & Myers Inc.,
                Sub. Deb. Cv.,
                6.500%, 09/01/03 ..............       394,923           400,500
                                                 ------------      ------------
              HEALTH CARE -- 0.0%
     50,000   IVAX Corp., Sub. Deb. Cv.,
                5.500%, 05/15/07 ..............        43,297            44,687
                                                 ------------      ------------
              HOTELS AND GAMING -- 0.1%
    205,000   Hilton Hotels Corp.,
                Sub. Deb. Cv.,
                5.000%, 05/15/06 ..............       177,730           197,313
                                                 ------------      ------------
              MUTUAL FUNDS -- 0.4%
    172,559(b)  Vanguard High-Yield
                Corporate Bond Fund ...........     1,161,200         1,014,646
                                                 ------------      ------------
              RETAIL -- 0.0%
    200,000   RDM Sports Group Inc.,
                Sub. Deb. Cv.,
                8.000%, 08/15/03+(d) ..........         4,000            16,000
                                                 ------------      ------------
              TRANSPORTATION -- 0.0%
    850,000   Builders Transport Inc.,
                Sub. Deb. Cv.,
                6.500%, 05/01/11+(a)(d) .......         8,500                 0
                                                 ------------      ------------
              TOTAL CORPORATE BONDS ...........     2,602,814         2,181,521
                                                 ------------      ------------

                See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (Continued) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
   PRINCIPAL                                                           MARKET
    AMOUNT                                           COST              VALUE
    -------                                          ----             -------
              U.S.  GOVERNMENT  OBLIGATIONS -- 86.3%
$225,563,000  U.S. Treasury Bills, 1.200%
                to 1.649%++, 01/02/03 to
                03/20/03 ......................  $225,275,144      $225,281,047
                                                 ------------      ------------
    SHARES
    ------
              WARRANTS -- 0.0%
              CONSUMER PRODUCTS -- 0.0%
     10,396   Pillowtex Corp.,
                expire 11/24/09+ ..............        45,461               104
                                                 ------------      ------------
              TOTAL INVESTMENTS --
                100.8% ........................  $266,304,652       263,157,670
                                                 ------------      ------------
              OTHER ASSETS AND LIABILITIES (NET) -- (0.8)%           (2,143,472)
                                                                   ------------
              NET ASSETS -- 100.0% .............................   $261,014,198
                                                                   ============

   PRINCIPAL                                      SETTLEMENT        UNREALIZED
    AMOUNT                                           DATE           DEPRECIATION
    ------                                        ----------        -----------
              FORWARD FOREIGN EXCHANGE CONTRACTS -- (0.2)%
    950,000(e)  Deliver Euros in exchange for
                   USD 996,366 ....................  01/24/03      $    (55,201)
    950,000(e)  Deliver Euros in exchange for
                   USD 996,366 ....................  01/24/03           (40,476)
  2,665,000(e)  Deliver Euros in exchange for
                   USD 2,792,231 ..................  02/19/03          (157,612)
  2,665,000(e)  Deliver Euros in exchange for
                   USD 2,792,231 ..................  02/19/03          (178,959)
                                                                   ------------
              TOTAL FORWARD FOREIGN
                EXCHANGE CONTRACTS .............................   $   (432,248)
                                                                   ============
----------------
              For Federal tax purposes:
              Aggregate cost ...................................   $266,403,044
                                                                   ============
              Gross unrealized appreciation ....................     $1,075,833
              Gross unrealized depreciation ....................     (4,312,207)
                                                                   ------------
              Net unrealized appreciation/(depreciation)           $ (3,245,374)
                                                                   ============
----------------
(a)  Security fair valued under procedures established by the Board of
     Directors.
(b)  Shares held.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of Rule 144A securities amounted to $10 or 0.0% of total net assets.
(d)  Security in default.
(e)  Principal amount denoted in Euros.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR -American Depository Receipt.
CVO -Contingent Value Obligation.


                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $266,304,652) ...................    $263,157,670
  Cash ........................................................           1,107
  Dividends and interest receivable ...........................          34,433
  Receivable for Fund shares sold .............................         637,244
  Other assets ................................................          11,741
                                                                   ------------
  TOTAL ASSETS ................................................     263,842,195
                                                                   ------------
LIABILITIES:
  Payable for investments purchased ...........................       1,699,740
  Payable for investment advisory fees ........................         113,761
  Payable for fund shares redeemed ............................         407,449
  Payable for distribution fees ...............................          56,868
  Net unrealized depreciation on forward foreign
    exchange contracts ........................................         432,248
  Other accrued expenses ......................................         117,931
                                                                   ------------
  TOTAL LIABILITIES ...........................................       2,827,997
                                                                   ------------
  NET ASSETS applicable to 27,064,590
    shares outstanding ........................................    $261,014,198
                                                                   ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .................................         $27,065
  Additional paid-in capital ..................................     264,232,507
  Accumulated net investment income ...........................         432,248
  Accumulated net realized loss on investments ................         (98,392)
  Net unrealized depreciation on investments ..................      (3,579,230)
                                                                   ------------
  TOTAL NET ASSETS ............................................    $261,014,198
                                                                   ============
  NET ASSET VALUE, offering and redemption
    price per share ($261,014,198 / 27,064,590
    shares outstanding; 1,000,000,000 shares
    authorized of $0.001 par value) ...........................           $9.64
                                                                          =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $2,115) ..................     $   419,607
  Interest ....................................................       4,059,229
                                                                    -----------
  TOTAL INVESTMENT INCOME .....................................       4,478,836
                                                                    -----------
EXPENSES:
  Investment advisory fees ....................................       2,585,401
  Distribution fees ...........................................         646,350
  Shareholder services fees ...................................          93,728
  Shareholder communications expenses .........................          74,050
  Custodian fees ..............................................          47,478
  Miscellaneous expenses ......................................          46,581
  Registration fees ...........................................          46,527
  Legal and audit fees ........................................          41,563
  Directors' fees .............................................          11,089
                                                                    -----------
  TOTAL EXPENSES ..............................................       3,592,767
                                                                    -----------
  Fees waived .................................................      (1,032,450)
                                                                    -----------
  TOTAL NET EXPENSES ..........................................       2,560,317
                                                                    -----------
  NET INVESTMENT INCOME .......................................       1,918,519
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain on investments ............................       1,340,955
  Net change in unrealized depreciation
    on investments ............................................      (1,021,955)
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS ............................................         319,000
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................     $ 2,237,519
                                                                    ===========


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2002  DECEMBER 31, 2001
                                            -----------------  -----------------
OPERATIONS:
  Net investment income ......................   $  1,918,519      $  1,586,170
  Net realized gain on investments ...........      1,340,955         3,194,999
  Net change in unrealized depreciation on
     investments .............................     (1,021,955)         (119,843)
                                                 ------------      -------------
  NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................      2,237,519         4,661,326
                                                 ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ......................     (1,365,987)       (1,453,098)
  Net realized gain on investments ...........     (1,181,891)       (2,260,374)
                                                 ------------      -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........     (2,547,878)       (3,713,472)
                                                 ------------      -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital
     share transactions ......................     93,915,547       104,089,499
                                                 ------------      -------------
  NET INCREASE IN NET ASSETS .................     93,605,188       105,037,353
NET ASSETS:
  Beginning of period ........................    167,409,010        62,371,657
                                                 ------------      -------------
  End of period (including undistributed net
     investment income of $432,248 and $0,
     respectively) ...........................   $261,014,198      $167,409,010
                                                 ============      ============


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2002, there were no repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment income for $120,284 and to decrease accumulated net realized gain on investments for $131,506, with an offsetting adjustment to additional paid-in capital. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under Federal tax rules versus accounting principles generally accepted in the United States, including the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

The tax characters of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                YEAR ENDED       YEAR ENDED
                                            DECEMBER 31, 2002  DECEMBER 31, 2001
                                            -----------------  -----------------
     DISTRIBUTIONS PAID FROM:
     Ordinary income
        (inclusive of short term
        capital gains) ........................  $2,469,266        $3,713,472
     Net long term capital gains ..............      78,612                --
                                                 ----------        -----------
     Total distributions paid .................  $2,547,878        $3,713,472
                                                 ==========        ===========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Undistributed ordinary income/(loss)
         (inclusive of short term capital gains) ...   $         0
      Net unrealized depreciation ..................    (3,245,374)
                                                       -----------
      Total accumulated loss .......................   $(3,245,374)
                                                       ===========

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. As of April 1, 2002, the Adviser has voluntarily agreed to reduce its advisory fee by 50 basis points, which has reduced the Fund's expenses by $1,032,450.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $646,350, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $108,579,724 and $62,510,221, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $71,876 to Gabelli & Company, Inc.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During fiscal 2002, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value, which is included in miscellaneous expenses on the Statement of Operations.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings during the year ended December 31, 2002.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                    -----------------------------      ----------------------------
                                                        SHARES         AMOUNT            SHARES           AMOUNT
                                                    -----------     -------------      ----------      ------------
Shares sold .....................................    20,404,013     $ 197,592,960      19,693,131      $190,492,163
Shares issued upon reinvestment of dividends ....       195,131         1,881,060         286,028         2,745,873
Shares redeemed .................................   (10,887,522)     (105,558,473)     (9,225,206)      (89,148,537)
                                                    -----------     -------------      ----------      ------------
  Net increase ..................................     9,711,622     $  93,915,547      10,753,953      $104,089,499
                                                    ===========     =============      ==========      ============

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                                                           YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------
                                                              2002         2001         2000        1999         1998
                                                             ------       ------       ------      ------       ------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ................    $   9.65     $   9.45     $  9.44      $  9.59     $ 10.23
                                                           --------     --------     -------      -------     -------
  Net investment income ...............................        0.07         0.10        0.19         0.26        0.22
  Net realized and unrealized gain
    on investments ....................................        0.01         0.33        0.83         0.59        0.90
                                                           --------     --------     -------      -------     -------
  Total from investment operations ....................        0.08         0.43        1.02         0.85        1.12
                                                           --------     --------     -------      -------     -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................       (0.05)       (0.09)      (0.12)       (0.14)      (0.22)
  Net realized gain on investments ....................       (0.04)       (0.14)      (0.89)       (0.86)      (1.54)
                                                           --------     --------     -------      -------     -------
  Total distributions .................................       (0.09)       (0.23)      (1.01)       (1.00)      (1.76)
                                                           --------     --------     -------      -------     -------
  NET ASSET VALUE, END OF PERIOD ......................    $   9.64     $   9.65     $  9.45      $  9.44     $  9.59
                                                           ========     ========     =======      =======     =======
  Total return+ .......................................        0.9%         4.6%       10.9%         9.0%       11.1%
                                                           ========     ========     =======      =======     =======
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) ................    $261,014     $167,409     $62,372      $42,783     $39,358
  Ratio of net investment income
    to average net assets .............................        0.74%        1.43%       1.55%        1.37%       1.00%
  Ratio of operating expenses
    to average net assets before
    reimbursement (c) .................................        1.39%        1.46%(b)    1.50%(b)     1.47%       1.69%(a)
  Ratio of operating expenses
    to average net assets net of
    reimbursement .....................................        0.99%        1.46%(b)    1.50%(b)     1.47%       1.69%(a)
  Portfolio turnover rate .............................         252%         308%        312%         672%        299%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The ratio of operating expenses to average net assets for the year ended December 31, 1998 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 1.68%.
(b) The fund incurred interest expense during the years ended December 31, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.44% and 1.45%, respectively.
(c) During the period from April 1, 2002 through December 31, 2002, the Advisor voluntarily waived certain fees. If such waiver had not occurred, the ratio of operating expenses to average net assets would have been as shown.


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli ABC Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli ABC Fund (one of the series constituting Gabelli Investor Funds, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund of Gabelli Investor Funds, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /S/GRANT THORNTON LLP
New York, New York
January 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2002, the Fund paid to shareholders, on December 27, 2002, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.091 and long-term capital gains totaling $0.003 per share. For the fiscal year ended December 31, 2002, 13.81% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2002 which was derived from U.S. Treasury securities was 61.31%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund did meet this strict requirement in 2002. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------
                                        18

THE GABELLI ABC FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli ABC Fund Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2      DIRECTOR      DURING PAST FIVE YEARS                         HELD BY DIRECTOR
----------------         --------    ------------    ----------------------                         ----------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI         Since 1993      22          Chairman of the Board and Chief Executive      Director of Morgan Group
Director, President and                              Officer of Gabelli Asset Management Inc. and   Holdings, Inc. (holding
Chief Investment Officer                             Chief Investment Officer of Gabelli Funds,     company); Vice Chairman of
Age: 60                                              LLC and GAMCO Investors, Inc.; Chairman        Lynch Corporation (diversified
                                                     and Chief Executive Officer of Lynch           manufacturing)
                                                     Interactive Corporation (multimedia and
                                                     services)

KARL OTTO POHL           Since 1993      31          Member of the Shareholder Committee of Sal     Director of Gabelli Asset
Director                                             Oppenheim Jr. & Cie (private investment        Management Inc. (invest-
Age: 73                                              bank); Former President of the                 ment  management), Chair-
                                                     Deutsche Bundesbank and Chairman of its        man, Incentive Capital and
                                                     Central Bank Council (1980-1991)               Incentive Asset Management
                                                                                                    (Zurich); Director at Sal
                                                                                                    Oppenheim Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
------------------------
ANTHONY J. COLAVITA      Since 1993      33          President and Attorney at Law in the law firm              --
Director                                             of Anthony J. Colavita, P.C.
Age: 67

VINCENT D. ENRIGHT       Since 1993      11          Former Senior Vice President and Chief                     --
Director                                             Financial Officer of KeySpan Energy
Age: 59                                              Corporation

MARY E. HAUCK            Since 2000       6          Retired Senior Manager of the Gabelli O'Connor             --
Director                                             Fixed Income Mutual Funds Management Company
Age: 60

WERNER J. ROEDER, MD     Since 1993      26          Vice President/Medical Affairs of Lawrence                 --
Director                                             Hospital Center and practicing private physician
Age: 62

OFFICERS:
--------
BRUCE N. ALPERT          Since 1993      --          Executive Vice President and Chief Operating               --
Vice President                                       Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                        an officer of all mutual funds advised by
Age: 51                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE           Since 1995      --          Vice President, General Counsel and Secretary              --
Vice President and                                   of Gabelli Asset Management Inc. since 1999
Secretary                                            and GAMCO Investors, Inc. since 1993; Secretary
Age: 39                                              of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

              THE GABELLI ABC FUND
              One Corporate Center
            Rye, New York 10580-1422
                   800-GABELLI
                  800-422-3554
                FAX: 914-921-5118
            WEBSITE: WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
   Net Asset Value available daily by calling
           800-GABELLI after 6:00 P.M.

               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Mary E. Hauck
CHAIRMAN AND CHIEF              (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER              GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.   MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita             Karl Otto Pohl
ATTORNEY-AT-LAW                 FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

Vincent D. Enright              Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER     LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                     OFFICERS
Mario J. Gabelli, CFA            Bruce N. Alpert
PRESIDENT AND CHIEF              VICE PRESIDENT
INVESTMENT OFFICER               AND TREASURER

James E. McKee
SECRETARY

                      DISTRIBUTOR
                Gabelli & Company, Inc.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
       Skadden, Arps, Slate, Meagher & Flom LLP
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB408Q402SR

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PICTURE OF MARIO GABELLI

THE
GABELLI
ABC
FUND

[GRAPHIC OF BLOCKS OMITTED]
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002